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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 16, 2002


                                    APW LTD.
             (Exact name of Registrant as specified in its charter)


         Bermuda                    1-15851                    04-2576375
(State or other jurisdiction    (Commission File           (I.R.S. Employer
     of incorporation)               Number)               Identification No.)


                                 Clarendon House
                                 2 Church Street
                                 P.O. Box HM 666
                             Hamilton HM CX Bermuda

                        N22 W23685 Ridgeview Parkway West
                         Waukesha, Wisconsin 53188-1013

               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code:(262) 523-7600


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Item 5.  Other Events.

       On May 16, 2002, APW Ltd. entered into a Debtor in Possession financing agreement. A copy of that agreement is attached as Exhibit 99.1. The foregoing description is qualified in its entirety by reference to the agreement filed herewith.

     In May 2002, Joseph T. Lower resigned his position with the Company.

Item 7.  Exhibits

       Please see exhibit index which is incorporated by reference herein.

                                       1

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      APW LTD.
                                      (Registrant)


Date: May 23, 2002                    By: /s/ Richard D. Carroll
                                          --------------------------------------
                                      Richard D. Carroll
                                      Vice President and Chief Financial
                                      Officer
                                      (Duly authorized to sign on behalf of the
                                      Registrant)

                                      S-1


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                                    APW LTD.
                               (the "Registrant")
                          (Commission File No. 1-15851)

                                  EXHIBIT INDEX
                                       to
                             FORM 8-K CURRENT REPORT
                          Date of Report: May 16, 2002


Exhibit                                                                 Filed
Number                      Description                                Herewith

Exhibit 99.1      Post-Petition Multicurrency SuperPriority Credit          X
                  Agreement (referred to as Debtor in Possession
                  Financing Agreement)

Exhibit 99.2      Intercreditor Agreement                                   X

Exhibit 99.3      Guaranty                                                  X

Exhibit 99.4      Reaffirmation of Existing Guaranties                      X

Exhibit 99.5      Amended and Restated Pledge Agreement                     X

Exhibit 99.6      Forbearance Agreement                                     X

Exhibit 99.7      Amended and Restated Security Agreement                   X

Exhibit 99.8      First Amendment to Deed of Trust, Security                X
                  Agreement Financing Statement and Assignment of
                  Leases and Rents (Casa Grande, Arizona)

Exhibit 99.9      First Amendment to Deed of Trust, Security                X
                  Agreement Financing Statement and Assignment of
                  Leases and Rents (Creedmoor, North Carolina)

Exhibit 99.10     First Amendment to Deed of Trust, Security                X
                  Agreement Financing Statement and Assignment of
                  Leases and Rents (Anaheim, California)

Exhibit 99.11     First Amendment to Deed of Trust, Security                X
                  Agreement Financing Statement and Assignment of
                  Leases and Rents (Garland, Texas)

Exhibit 99.12     First Amemndment to Open-End Leasehold Mortgage,          X
                  Security Agreement, Financing Statement, Assignment of Leases and Rents and Fixture Filing
                  (Wallingford, Connecticut)

Exhibit 99.13     First Amemndment to Open-End Leasehold Mortgage,          X
                  Security Agreement, Financing Statement and Assignment of Leases and Rents (Erie, Pennsylvania)

Exhibit 99.14     First Amemndment to Leasehold Mortgage, Security          X
                  Agreement, Financing Statement and Assignment of Leases and Rents (Robbinsville, New Jersey)

Exhibit 99.15     First Amemndment to Leasehold Mortgage, Security          X
                  Agreement, Financing Statement and Assignment of Leases and Rents (Monon, Indiana)

Exhibit 99.16     First Amemndment to Leasehold Mortgage, Security          X
                  Agreement, Financing Statement and Assignment of Leases and Rents (Champlin, Minnesota)

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